EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 6th day of September, 1996.


                              /s/ John J. Barry III
                              -------------------------------------------------
                                                     Signature


                              John J. Barry III
                              -------------------------------------------------
                                                     Printed Name


                              /s/ Patricia F. Wonderley
                              -------------------------------------------------
                                                       Witness

STATE OF TEXAS                      )
         ---------------------------
                                    ) ss.
County of Harris                    )
         ---------------------------

         On this 6th day of September, 1996, before me, the undersigned Notary Public, personally appeared John J. Barry III, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              /s/ Gwen F. McCreary
                              -------------------------------------------------
                                                    Notary Public
My commission expires:

April 1, 1997
- -------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 6th day of September, 1996.


                                 /s/ A. LeRoy Ellison
                                 -----------------------------------------------
                                                          Signature


                                 A. LeRoy Ellison
                                 -----------------------------------------------
                                                        Printed Name


                                 /s/ D.E. Rosner
                                 -----------------------------------------------
                                                          Witness

STATE OF COLOARDO.         )
          -----------------
                           ) ss.
County of Archuleta        )
          -----------------

         On this 6th day of September, 1996, before me, the undersigned Notary Public, personally appeared A. LeRoy Ellison, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                 /s/ Barbara J. Rosner
                                 -----------------------------------------------
                                                       Notary Public
My commission expires:

August 5, 1997
- -----------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 5th day of September, 1996.


                              /s/ Robert C. Kagle
                              -------------------------------------------------
                                                       Signature


                              Robert C. Kagle
                              -------------------------------------------------
                                                     Printed Name


                              /s/ Susan L. Dooley
                              -------------------------------------------------
                                                       Witness

STATE OF CALIFORNIA                 )
         ---------------------------
                                    ) ss.
County of San Mateo                 )
         ---------------------------

         On this 5th day of September, 1996, before me, the undersigned Notary Public, personally appeared Robert C. Kagle, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Marissa E. Matusich
                              --------------------------------------------------
                                                     Notary Public
My commission expires:

August 18, 1997
- ---------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 9th day of September, 1996.


                              /s/ Alexander S. Kuli
                              --------------------------------------------------
                                                       Signature


                              Alexander S. Kuli
                              --------------------------------------------------
                                                     Printed Name


                              /s/ Sue Schenek
                              --------------------------------------------------
                                                       Witness

STATE OF TEXAS                      )
         ---------------------------
                                    ) ss.
County of Travis                    )
         ---------------------------

         On this 9th day of September, 1996, before me, the undersigned Notary Public, personally appeared Alexander S. Kuli, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Linda G. Hamann
                              --------------------------------------------------
                                                   Notary Public
My commission expires:

December 20, 1999
- ------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 6th day of September, 1996.


                               /s/ J. David Parrish
                               -------------------------------------------------
                                                        Signature


                               J. David Parrish
                               -------------------------------------------------
                                                      Printed Name


                               /s/ Pamela A. Carroll
                               -------------------------------------------------
                                                        Witness

STATE OF CALIFORNIA                 )
         ---------------------------
                                    ) ss.
County of San Francisco             )
         ---------------------------

         On this 6th day of September, 1996, before me, the undersigned Notary Public, personally appeared J. David Parrish, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                               /s/ Pamela a. Carroll
                               -------------------------------------------------
                                                    Notary Public
My commission expires:

December 3, 1999
- ------------------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Steven D. Whiteman, Michael A. Wolf or Catherine R. Hardwick (with full power of substitution), his true and lawful attorney-in-fact and agent, in any and all capacities, to do any and all acts and things and to execute any and all documents, forms and reports which said attorney-in-fact and agent may deem necessary or advisable to enable VIASOFT, Inc., a Delaware corporation (the "Corporation") to sign an annual report on Form 10-K for the fiscal year ended June 30, 1996 and to file the same with all exhibits thereto, and all documents in connection therewith, and to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on this 5th day of September, 1996.


                              /s/ Arthur C. Patterson
                              -------------------------------------------------
                                                       Signature


                              Arthur C. Patterson
                              -------------------------------------------------
                                                     Printed Name


                              /s/ Judith V. Maurer
                              -------------------------------------------------
                                                       Witness

STATE OF CALIFORNIA                 )
         ---------------------------
                                    ) ss.
County of San Francisco             )
         ---------------------------

         On this 5th day of September, 1996, before me, the undersigned Notary Public, personally appeared Arthur C. Patterson, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              /s/ Judith Maurer
                              -------------------------------------------------
                                                    Notary Public
My commission expires:

August 2, 1999
- -----------------------